Exhibit 99.2

Fourth Quarter

Financial Supplement

December 31, 2015

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of these non-GAAP financial measures and other financial disclosures.

CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Operating earnings available to common shareholders	$1,583	$1,638	$1,765	$705	$1,376
Preferred stock dividends	31	30	31	6	49
Operating earnings	1,614	1,668	1,796	711	1,425
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	230	286	(133)	382	62
Net derivative gains (losses)	185	821	(912)	485	(356)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(453)	(310)	(177)	(206)	(398)
Provision for income tax (expense) benefit	(49)	(302)	545	(174)	109
Income (loss) from continuing operations, net of income tax	1,527	2,163	1,119	1,198	842
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,527	2,163	1,119	1,198	842
Less: Net income (loss) attributable to noncontrolling interests	6	5	4	(5)	8
Net income (loss) attributable to MetLife, Inc.	1,521	2,158	1,115	1,203	834
Less: Preferred stock dividends	31	30	31	6	49
Preferred stock repurchase premium	-	-	42	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,490	$2,128	$1,042	$1,197	$785

Operating earnings available to common shareholders per common share - diluted	$1.38	$1.44	$1.56	$0.62	$1.23
Net investment gains (losses)	0.20	0.25	(0.12)	0.34	0.06
Net derivative gains (losses)	0.16	0.72	(0.81)	0.43	(0.32)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.39)	(0.27)	(0.15)	(0.18)	(0.36)
Provision for income tax (expense) benefit	(0.04)	(0.27)	0.48	(0.15)	0.10
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	-	-	-	0.01
Preferred stock repurchase premium	-	-	0.04	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted	$1.30	$1.87	$0.92	$1.06	$0.70

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$-	$-	$-	$(37)	$(137)
Catastrophe experience and prior year development, net	16	(16)	-	21	(9)
Actuarial assumption review and other insurance adjustments	5	-	-	(92)	-
Litigation reserves & settlement costs	(117)	-	-	-	-
Tax adjustments	27	-	61	(720)	31
Total notable items (1)	$(69)	$(16)	$61	$(828)	$(115)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$-	$-	$-	$(0.03)	$(0.12)
Catastrophe experience and prior year development, net	$0.01	$(0.01)	$-	$0.02	$(0.01)
Actuarial assumption review and other insurance adjustments	$-	$-	$-	$(0.08)	$-
Litigation reserves & settlement costs	$(0.10)	$-	$-	$-	$-
Tax adjustments	$0.02	$-	$0.05	$(0.64)	$0.03
Total notable items (1)	$(0.06)	$(0.01)	$0.05	$(0.73)	$(0.10)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Weighted average common shares outstanding - diluted	1,147.3	1,135.8	1,128.4	1,129.9	1,121.4

(1)         Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Book value per common share, excluding AOCI other than FCTA (1)	$49.53	$50.45	$50.73	$51.11	$51.15
Book value per common share - tangible common stockholders' equity (excludes AOCI other than FCTA) (1)	$40.36	$41.32	$41.73	$42.21	$42.22
Book value per common share (1)	$61.85	$64.37	$60.27	$61.39	$60.00

	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Operating return on MetLife, Inc.'s (2):
Common stockholders' equity, excluding AOCI other than FCTA	11.3%	11.7%	12.5%	5.0%	9.7%
Tangible common stockholders' equity (excludes AOCI other than FCTA)	14.1%	14.4%	15.3%	6.1%	11.9%
Common stockholders' equity	9.1%	9.2%	10.2%	4.2%	8.2%

Return on MetLife, Inc.'s (2):
Common stockholders' equity, excluding AOCI other than FCTA	10.7%	15.2%	7.4%	8.4%	5.6%
Tangible common stockholders' equity (excludes AOCI other than FCTA)	13.3%	18.7%	9.1%	10.3%	6.8%
Common stockholders' equity	8.6%	12.0%	6.0%	7.1%	4.7%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Common shares outstanding, beginning of period	1,119.1	1,131.9	1,114.3	1,116.8	1,114.8
Share repurchases	(10.7)	(19.9)	(0.2)	(2.3)	(17.1)
Newly issued shares	23.5	2.3	2.7	0.3	0.3
Common shares outstanding, end of period	1,131.9	1,114.3	1,116.8	1,114.8	1,098.0

Weighted average common shares outstanding - basic	1,135.8	1,125.7	1,117.8	1,118.9	1,110.9
Dilutive effect of the exercise or issuance of stock-based awards	11.5	10.1	10.6	11.0	10.5
Weighted average common shares outstanding - diluted	1,147.3	1,135.8	1,128.4	1,129.9	1,121.4
MetLife Policyholder Trust Shares	180.5	178.3	175.0	173.2	171.0

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results. See page A-4 for the operating return on MetLife, Inc.'s common stockholders' equity and return on MetLife, Inc.'s common stockholders' equity for the years ended December 31, 2014 and 2015.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$365,425	$366,275	$351,353	$351,578	$351,402
Equity securities available-for-sale, at estimated fair value	3,631	3,713	3,677	3,399	3,321
Fair value option and trading securities, at estimated fair value (1)	16,689	16,471	16,460	15,361	15,024
Mortgage loans	60,118	62,409	64,010	63,553	67,102
Policy loans	11,618	11,606	11,575	11,549	11,258
Real estate and real estate joint ventures	10,525	10,310	10,207	9,923	8,433
Other limited partnership interests	8,085	8,074	8,099	7,901	7,096
Short-term investments, principally at estimated fair value	8,621	14,130	14,594	14,957	9,299
Other invested assets, principally at estimated fair value	21,283	23,763	20,409	23,356	22,524
Total investments	505,995	516,751	500,384	501,577	495,459
Cash and cash equivalents, principally at estimated fair value (1)	10,808	8,127	8,074	10,216	12,752
Accrued investment income	4,120	4,298	3,990	4,187	3,988
Premiums, reinsurance and other receivables	22,244	24,190	24,872	25,808	22,702
Deferred policy acquisition costs and value of business acquired	24,442	24,003	24,379	23,996	24,130
Current income tax recoverable	-	-	-	-	161
Goodwill	9,872	9,717	9,644	9,546	9,477
Other assets	7,862	7,980	7,589	7,881	7,666
Separate account assets	316,994	324,724	319,477	299,249	301,598
Total assets	$902,337	$919,790	$898,409	$882,460	$877,933

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$189,586	$191,217	$188,928	$190,754	$191,879
Policyholder account balances	209,294	206,591	204,262	202,291	202,722
Other policy-related balances	14,422	14,586	14,393	14,521	14,255
Policyholder dividends payable	684	677	699	716	720
Policyholder dividend obligation	3,155	3,483	2,328	2,309	1,783
Payables for collateral under securities loaned and other transactions	35,326	37,312	35,532	37,991	36,871
Short-term debt	100	100	100	100	100
Long-term debt (1)	16,286	17,714	16,770	16,755	18,023
Collateral financing arrangements	4,196	4,196	4,164	4,152	4,139
Junior subordinated debt securities	3,193	3,193	3,193	3,194	3,194
Current income tax payable	184	243	71	21	-
Deferred income tax liability	11,821	13,305	10,762	11,363	10,592
Other liabilities	24,437	28,040	27,741	27,977	23,561
Separate account liabilities	316,994	324,724	319,477	299,249	301,598
Total liabilities	829,678	845,381	828,420	811,393	809,437

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	99	95	92	79	77

Equity
Preferred stock, at par value	1	1	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,543	30,632	30,718	30,726	30,749
Retained earnings	32,020	33,754	34,376	35,153	35,519
Treasury stock, at cost	(1,172)	(2,158)	(2,172)	(2,279)	(3,102)
Accumulated other comprehensive income (loss)	10,649	11,529	6,443	6,891	4,771
Total MetLife, Inc.'s stockholders' equity	72,053	73,770	69,377	70,503	67,949
Noncontrolling interests	507	544	520	485	470
Total equity	72,560	74,314	69,897	70,988	68,419
Total liabilities and equity	$902,337	$919,790	$898,409	$882,460	$877,933

(1)         At December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, $295 million, $287 million, $280 million, $218 million and $184 million, respectively, of assets and $151 million, $143 million, $134 million, $72 million and $60 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 30 and 31, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Operating revenues
Premiums	$10,267	$9,253	$9,313	$10,376	$9,606
Universal life and investment-type product policy fees	2,336	2,294	2,335	2,247	2,237
Net investment income	5,111	4,982	5,185	4,849	4,773
Other revenues	531	503	527	495	495
Total operating revenues	18,245	17,032	17,360	17,967	17,111

Operating expenses
Policyholder benefits and claims and policyholder dividends	10,287	9,447	9,503	10,780	9,835
Interest credited to policyholder account balances	1,409	1,331	1,342	1,331	1,330
Capitalization of DAC	(1,034)	(968)	(927)	(955)	(987)
Amortization of DAC and VOBA	953	953	1,001	971	877
Amortization of negative VOBA	(98)	(90)	(83)	(82)	(71)
Interest expense on debt	293	297	307	294	302
Other expenses (1)	4,321	3,800	3,882	4,126	3,998
Total operating expenses	16,131	14,770	15,025	16,465	15,284

Operating earnings before provision for income tax	2,114	2,262	2,335	1,502	1,827
Provision for income tax expense (benefit) (1)	500	594	539	791	402
Operating earnings	1,614	1,668	1,796	711	1,425
Preferred stock dividends	31	30	31	6	49
Operating earnings available to common shareholders	$1,583	$1,638	$1,765	$705	$1,376

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,614	$1,668	$1,796	$711	$1,425
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	230	286	(133)	382	62
Net derivative gains (losses)	185	821	(912)	485	(356)
Premiums	5	-	(1)	(1)	(1)
Universal life and investment-type product policy fees	103	100	99	99	96
Net investment income	338	479	(238)	(890)	141
Other revenues	13	(8)	(9)	(11)	(9)
Policyholder benefits and claims and policyholder dividends	(320)	(149)	(180)	92	(300)
Interest credited to policyholder account balances	(539)	(664)	44	684	(340)
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(5)	(72)	104	(160)	(6)
Amortization of negative VOBA	11	10	9	8	8
Interest expense on debt	(4)	(1)	(1)	(8)	2
Other expenses	(55)	(5)	(4)	(19)	11
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(49)	(302)	545	(174)	109
Income (loss) from continuing operations, net of income tax	1,527	2,163	1,119	1,198	842
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,527	2,163	1,119	1,198	842
Less: Net income (loss) attributable to noncontrolling interests	6	5	4	(5)	8
Net income (loss) attributable to MetLife, Inc.	1,521	2,158	1,115	1,203	834
Less: Preferred stock dividends	31	30	31	6	49
Preferred stock repurchase premium	-	-	42	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,490	$2,128	$1,042	$1,197	$785

Total Operating Premiums, Fees and Other Revenues	$13,134	$12,050	$12,175	$13,118	$12,338

(1)          The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$9,606	$7,439	$1,640	$502	$25
Universal life and investment-type product policy fees	2,237	1,748	363	102	24
Net investment income	4,773	3,985	642	77	69
Other revenues	495	427	23	21	24
Total operating revenues	17,111	13,599	2,668	702	142

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,835	8,330	1,229	251	25
Interest credited to policyholder account balances	1,330	980	317	29	4
Capitalization of DAC	(987)	(434)	(452)	(100)	(1)
Amortization of DAC and VOBA	877	484	285	109	(1)
Amortization of negative VOBA	(71)	-	(68)	(3)	-
Interest expense on debt	302	1	-	-	301
Other expenses	3,998	2,511	942	366	179
Total operating expenses	15,284	11,872	2,253	652	507

Operating earnings before provision for income tax	1,827	1,727	415	50	(365)
Provision for income tax expense (benefit)	402	495	125	(4)	(214)
Operating earnings	1,425	1,232	290	54	(151)
Preferred stock dividends	49	-	-	-	49
Operating earnings available to common shareholders	$1,376	$1,232	$290	$54	$(200)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,425	$1,232	$290	$54	$(151)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	62	(90)	51	5	96
Net derivative gains (losses)	(356)	(165)	(67)	19	(143)
Premiums	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	96	97	-	(1)	-
Net investment income	141	(185)	76	252	(2)
Other revenues	(9)	-	(9)	-	-
Policyholder benefits and claims and policyholder dividends	(300)	(291)	(9)	-	-
Interest credited to policyholder account balances	(340)	(21)	(78)	(241)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(6)	(7)	-	1	-
Amortization of negative VOBA	8	-	8	-	-
Interest expense on debt	2	-	-	-	2
Other expenses	11	3	5	(1)	4
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	109	144	(28)	(15)	8
Income (loss) from continuing operations, net of income tax	842	716	239	73	(186)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	842	716	239	73	(186)
Less: Net income (loss) attributable to noncontrolling interests	8	1	6	-	1
Net income (loss) attributable to MetLife, Inc.	834	715	233	73	(187)
Less: Preferred stock dividends	49	-	-	-	49
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$785	$715	$233	$73	$(236)

Total Operating Premiums, Fees and Other Revenues	$12,338	$9,614	$2,026	$625	$73

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$10,267	$7,880	$1,824	$547	$16
Universal life and investment-type product policy fees	2,336	1,775	417	113	31
Net investment income	5,111	4,185	724	100	102
Other revenues	531	464	28	11	28
Total operating revenues	18,245	14,304	2,993	771	177

Operating expenses
Policyholder benefits and claims and policyholder dividends	10,287	8,647	1,367	269	4
Interest credited to policyholder account balances	1,409	996	369	36	8
Capitalization of DAC	(1,034)	(409)	(456)	(169)	-
Amortization of DAC and VOBA	953	486	330	137	-
Amortization of negative VOBA	(98)	-	(89)	(9)	-
Interest expense on debt	293	6	-	-	287
Other expenses	4,321	2,499	980	463	379
Total operating expenses	16,131	12,225	2,501	727	678

Operating earnings before provision for income tax	2,114	2,079	492	44	(501)
Provision for income tax expense (benefit)	500	611	152	(20)	(243)
Operating earnings	1,614	1,468	340	64	(258)
Preferred stock dividends	31	-	-	-	31
Operating earnings available to common shareholders	$1,583	$1,468	$340	$64	$(289)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,614	$1,468	$340	$64	$(258)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	230	82	137	(1)	12
Net derivative gains (losses)	185	310	(410)	11	274
Premiums	5	(1)	-	6	-
Universal life and investment-type product policy fees	103	97	3	3	-
Net investment income	338	(181)	281	231	7
Other revenues	13	-	(5)	-	18
Policyholder benefits and claims and policyholder dividends	(320)	(242)	(75)	(3)	-
Interest credited to policyholder account balances	(539)	(24)	(289)	(226)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(5)	-	(2)	(3)	-
Amortization of negative VOBA	11	-	11	-	-
Interest expense on debt	(4)	-	-	-	(4)
Other expenses	(55)	3	4	(3)	(59)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(49)	(25)	99	(28)	(95)
Income (loss) from continuing operations, net of income tax	1,527	1,487	94	51	(105)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,527	1,487	94	51	(105)
Less: Net income (loss) attributable to noncontrolling interests	6	2	4	(1)	1
Net income (loss) attributable to MetLife, Inc.	1,521	1,485	90	52	(106)
Less: Preferred stock dividends	31	-	-	-	31
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,490	$1,485	$90	$52	$(137)

Total Operating Premiums, Fees and Other Revenues	$13,134	$10,119	$2,269	$671	$75

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$38,548	$29,496	$6,937	$2,036	$79
Universal life and investment-type product policy fees	9,113	7,048	1,542	424	99
Net investment income	19,789	16,469	2,675	326	319
Other revenues	2,020	1,768	105	61	86
Total operating revenues	69,470	54,781	11,259	2,847	583

Operating expenses
Policyholder benefits and claims and policyholder dividends	39,565	33,237	5,275	988	65
Interest credited to policyholder account balances	5,334	3,882	1,309	120	23
Capitalization of DAC	(3,837)	(1,644)	(1,720)	(472)	(1)
Amortization of DAC and VOBA	3,802	2,049	1,256	497	-
Amortization of negative VOBA	(326)	(1)	(309)	(16)	-
Interest expense on debt	1,200	2	-	-	1,198
Other expenses (1)	15,806	9,736	3,611	1,469	990
Total operating expenses	61,544	47,261	9,422	2,586	2,275

Operating earnings before provision for income tax	7,926	7,520	1,837	261	(1,692)
Provision for income tax expense (benefit) (1)	2,326	2,201	457	21	(353)
Operating earnings	5,600	5,319	1,380	240	(1,339)
Preferred stock dividends	116	-	-	-	116
Operating earnings available to common shareholders	$5,484	$5,319	$1,380	$240	$(1,455)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$5,600	$5,319	$1,380	$240	$(1,339)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	597	399	501	27	(330)
Net derivative gains (losses)	38	(100)	67	40	31
Premiums	(3)	(3)	-	-	-
Universal life and investment-type product policy fees	394	387	12	(5)	-
Net investment income	(508)	(723)	184	21	10
Other revenues	(37)	-	(37)	-	-
Policyholder benefits and claims and policyholder dividends	(537)	(425)	(112)	-	-
Interest credited to policyholder account balances	(276)	(61)	(197)	(18)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(134)	(130)	(9)	5	-
Amortization of negative VOBA	35	-	35	-	-
Interest expense on debt	(8)	-	-	-	(8)
Other expenses	(17)	12	4	-	(33)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	178	120	(21)	(22)	101
Income (loss) from continuing operations, net of income tax	5,322	4,795	1,807	288	(1,568)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	5,322	4,795	1,807	288	(1,568)
Less: Net income (loss) attributable to noncontrolling interests	12	11	4	4	(7)
Net income (loss) attributable to MetLife, Inc.	5,310	4,784	1,803	284	(1,561)
Less: Preferred stock dividends	116	-	-	-	116
Preferred stock repurchase premium	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$5,152	$4,784	$1,803	$284	$(1,719)

Total Operating Premiums, Fees and Other Revenues	$49,681	$38,312	$8,584	$2,521	$264

(1)          Consolidated and Corporate & Other results include a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$39,022	$29,066	$7,566	$2,309	$81
Universal life and investment-type product policy fees	9,541	7,255	1,693	466	127
Net investment income	20,484	16,661	2,886	428	509
Other revenues	2,033	1,800	106	60	67
Total operating revenues	71,080	54,782	12,251	3,263	784

Operating expenses
Policyholder benefits and claims and policyholder dividends	39,478	32,640	5,724	1,053	61
Interest credited to policyholder account balances	5,661	3,935	1,544	148	34
Capitalization of DAC	(4,182)	(1,588)	(1,914)	(680)	-
Amortization of DAC and VOBA	4,027	2,017	1,397	613	-
Amortization of negative VOBA	(396)	(1)	(364)	(31)	-
Interest expense on debt	1,178	11	-	-	1,167
Other expenses	16,254	9,584	3,975	1,846	849
Total operating expenses	62,020	46,598	10,362	2,949	2,111

Operating earnings before provision for income tax	9,060	8,184	1,889	314	(1,327)
Provision for income tax expense (benefit)	2,378	2,464	582	29	(697)
Operating earnings	6,682	5,720	1,307	285	(630)
Preferred stock dividends	122	-	-	-	122
Operating earnings available to common shareholders	$6,560	$5,720	$1,307	$285	$(752)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$6,682	$5,720	$1,307	$285	$(630)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(197)	(448)	512	(17)	(244)
Net derivative gains (losses)	1,317	1,381	(532)	114	354
Premiums	45	(1)	-	46	-
Universal life and investment-type product policy fees	405	383	11	11	-
Net investment income	669	(571)	393	810	37
Other revenues	(3)	1	(22)	-	18
Policyholder benefits and claims and policyholder dividends	(1,000)	(809)	(170)	(21)	-
Interest credited to policyholder account balances	(1,282)	(100)	(403)	(779)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(105)	(95)	3	(13)	-
Amortization of negative VOBA	46	-	46	-	-
Interest expense on debt	(38)	-	-	-	(38)
Other expenses	(114)	-	20	(19)	(115)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(87)	31	35	(88)	(65)
Income (loss) from continuing operations, net of income tax	6,339	5,492	1,200	330	(683)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	6,336	5,489	1,200	330	(683)
Less: Net income (loss) attributable to noncontrolling interests	27	13	19	1	(6)
Net income (loss) attributable to MetLife, Inc.	6,309	5,476	1,181	329	(677)
Less: Preferred stock dividends	122	-	-	-	122
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,187	$5,476	$1,181	$329	$(799)

Total Operating Premiums, Fees and Other Revenues	$50,596	$38,121	$9,365	$2,835	$275
(1) Consolidated and Americas results include a pre-tax net investment loss of $633 million related to the sale of MetLife, Inc.'s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

AMERICAS
RETAIL
Life & Other	$333	$203	$278	$183	$195
Annuities	385	450	412	340	387
RETAIL	718	653	690	523	582
GROUP, VOLUNTARY & WORKSITE BENEFITS	238	228	231	238	214
CORPORATE BENEFIT FUNDING	360	369	406	326	286
LATIN AMERICA	152	131	116	176	150
AMERICAS	1,468	1,381	1,443	1,263	1,232
ASIA	340	327	425	338	290
EMEA	64	70	50	66	54
CORPORATE & OTHER	(289)	(140)	(153)	(962)	(200)
METLIFE TOTAL	$1,583	$1,638	$1,765	$705	$1,376

OPERATING RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

AMERICAS
RETAIL
Life & Other	15.1%	9.0%	12.3%	8.1%	8.7%
Annuities	13.0%	14.4%	13.2%	10.9%	12.4%
GROUP, VOLUNTARY & WORKSITE BENEFITS	16.5%	14.2%	14.4%	14.8%	13.3%
CORPORATE BENEFIT FUNDING	19.6%	19.1%	21.0%	16.9%	14.8%
LATIN AMERICA	16.8%	15.1%	13.3%	20.2%	17.2%
AMERICAS	15.7%	14.1%	14.8%	12.9%	12.6%
ASIA	11.6%	11.4%	14.8%	11.7%	10.1%
EMEA	7.4%	8.4%	6.0%	7.9%	6.5%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

AMERICAS	17.9%	15.9%	16.6%	14.6%	14.2%
ASIA	20.1%	19.6%	25.4%	20.2%	17.4%
EMEA	14.2%	15.4%	11.2%	14.6%	12.2%

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 11, (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 20, (iv) Latin America, Page 23, (v) Asia, Page 25, (vi) EMEA, Page 27, and (vii) Corporate & Other, Page 29. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 5.

(2)          Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and allocated tangible equity for the periods presented.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$1,875	$1,749	$1,747	$1,806	$1,926	$7,280	$7,228
Universal life and investment-type product policy fees	1,260	1,236	1,252	1,229	1,216	5,074	4,933
Net investment income	1,981	1,980	2,003	1,930	1,901	7,887	7,814
Other revenues	274	251	263	241	234	1,059	989
Total operating revenues	5,390	5,216	5,265	5,206	5,277	21,300	20,964

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,451	2,449	2,373	2,607	2,566	9,851	9,995
Interest credited to policyholder account balances	562	542	551	550	555	2,245	2,198
Capitalization of DAC	(247)	(247)	(257)	(266)	(278)	(969)	(1,048)
Amortization of DAC and VOBA	373	375	400	432	354	1,515	1,561
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	(1)	-	(1)	1	1	(1)
Other expenses	1,225	1,176	1,220	1,197	1,262	4,711	4,855
Total operating expenses	4,366	4,294	4,287	4,519	4,460	17,354	17,560

Operating earnings before provision for income tax	1,024	922	978	687	817	3,946	3,404
Provision for income tax expense (benefit)	306	269	288	164	235	1,130	956
Operating earnings	718	653	690	523	582	2,816	2,448
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$718	$653	$690	$523	$582	$2,816	$2,448

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$718	$653	$690	$523	$582	$2,816	$2,448
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(32)	68	9	70	(112)	(7)	35
Net derivative gains (losses)	(15)	313	(95)	(282)	(95)	564	(159)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	96	94	94	97	95	377	380
Net investment income	(117)	(128)	(105)	(108)	(114)	(457)	(455)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(129)	(96)	(160)	136	(284)	(496)	(404)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	(62)	99	(160)	(7)	(95)	(130)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	71	(66)	55	86	182	42	257
Income (loss) from continuing operations, net of income tax	592	776	587	362	247	2,744	1,972
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(2)	-
Net income (loss)	592	776	587	362	247	2,742	1,972
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	592	776	587	362	247	2,742	1,972
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$592	$776	$587	$362	$247	$2,742	$1,972

Total Operating Premiums, Fees and Other Revenues	$3,409	$3,236	$3,262	$3,276	$3,376	$13,413	$13,150

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$1,627	$1,494	$1,522	$1,521	$1,624	$6,142	$6,161
Universal life and investment-type product policy fees	402	392	384	395	402	1,630	1,573
Net investment income	1,263	1,245	1,275	1,225	1,189	4,981	4,934
Other revenues	166	144	153	139	123	622	559
Total operating revenues	3,458	3,275	3,334	3,280	3,338	13,375	13,227

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,055	2,070	2,016	2,081	2,128	8,052	8,295
Interest credited to policyholder account balances	229	227	230	234	239	904	930
Capitalization of DAC	(163)	(158)	(159)	(165)	(164)	(634)	(646)
Amortization of DAC and VOBA	193	210	205	237	202	754	854
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	(1)	(1)	(1)	1	(1)	(2)
Other expenses	648	632	634	626	648	2,502	2,540
Total operating expenses	2,963	2,980	2,925	3,012	3,054	11,577	11,971

Operating earnings before provision for income tax	495	295	409	268	284	1,798	1,256
Provision for income tax expense (benefit)	162	92	131	85	89	579	397
Operating earnings	333	203	278	183	195	1,219	859
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$333	$203	$278	$183	$195	$1,219	$859

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$333	$203	$278	$183	$195	$1,219	$859
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(35)	1	19	42	(89)	(57)	(27)
Net derivative gains (losses)	119	186	(110)	145	27	292	248
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	(1)	1	(1)	(1)	(1)
Net investment income	(57)	(60)	(59)	(58)	(60)	(222)	(237)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	6	17	(10)	(13)	-	6	(6)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(19)	(19)	24	(68)	9	22	(54)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(2)	(44)	48	(17)	40	(11)	27
Income (loss) from continuing operations, net of income tax	345	284	189	215	121	1,248	809
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(2)	-
Net income (loss)	345	284	189	215	121	1,246	809
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	345	284	189	215	121	1,246	809
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$345	$284	$189	$215	$121	$1,246	$809

Total Operating Premiums, Fees and Other Revenues	$2,195	$2,030	$2,059	$2,055	$2,149	$8,394	$8,293

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$248	$255	$225	$285	$302	$1,138	$1,067
Universal life and investment-type product policy fees	858	844	868	834	814	3,444	3,360
Net investment income	718	735	728	705	712	2,906	2,880
Other revenues	108	107	110	102	111	437	430
Total operating revenues	1,932	1,941	1,931	1,926	1,939	7,925	7,737

Operating expenses
Policyholder benefits and claims and policyholder dividends	396	379	357	526	438	1,799	1,700
Interest credited to policyholder account balances	333	315	321	316	316	1,341	1,268
Capitalization of DAC	(84)	(89)	(98)	(101)	(114)	(335)	(402)
Amortization of DAC and VOBA	180	165	195	195	152	761	707
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	1	-	-	2	1
Other expenses	577	544	586	571	614	2,209	2,315
Total operating expenses	1,403	1,314	1,362	1,507	1,406	5,777	5,589

Operating earnings before provision for income tax	529	627	569	419	533	2,148	2,148
Provision for income tax expense (benefit)	144	177	157	79	146	551	559
Operating earnings	385	450	412	340	387	1,597	1,589
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$385	$450	$412	$340	$387	$1,597	$1,589

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$385	$450	$412	$340	$387	$1,597	$1,589
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	67	(10)	28	(23)	50	62
Net derivative gains (losses)	(134)	127	15	(427)	(122)	272	(407)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	96	94	95	96	96	378	381
Net investment income	(60)	(68)	(46)	(50)	(54)	(235)	(218)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(135)	(113)	(150)	149	(284)	(502)	(398)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	19	(43)	75	(92)	(16)	(117)	(76)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	73	(22)	7	103	142	53	230
Income (loss) from continuing operations, net of income tax	247	492	398	147	126	1,496	1,163
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	247	492	398	147	126	1,496	1,163
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	247	492	398	147	126	1,496	1,163
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$247	$492	$398	$147	$126	$1,496	$1,163

Total Operating Premiums, Fees and Other Revenues	$1,214	$1,206	$1,203	$1,221	$1,227	$5,019	$4,857

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$86,162	$86,756	$87,073	$87,302	$87,721
Premiums and deposits (2), (3)	1,958	2,005	1,983	1,959	2,064
Surrenders and withdrawals	(730)	(727)	(758)	(756)	(720)
Benefit payments	(637)	(905)	(764)	(800)	(744)

Net Flows	591	373	461	403	600
Net transfers from (to) separate account	23	27	19	26	20
Interest	835	839	852	858	867
Policy charges	(484)	(487)	(489)	(494)	(501)
Other	(371)	(435)	(614)	(374)	(545)

Balance, end of period	$86,756	$87,073	$87,302	$87,721	$88,162

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$47,529	$47,601	$47,780	$47,460	$50,137
Premiums and deposits (2), (3)	850	805	909	1,123	1,177
Surrenders and withdrawals	(1,520)	(946)	(851)	(766)	(1,199)
Benefit payments	(406)	(428)	(425)	(448)	(424)

Net Flows	(1,076)	(569)	(367)	(91)	(446)
Net transfers from (to) separate account	2	9	51	224	(57)
Interest	399	383	391	386	387
Policy charges	(10)	(13)	(14)	(12)	(11)
Other	757	369	(381)	2,170	(483)

Balance, end of period	$47,601	$47,780	$47,460	$50,137	$49,527

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$9,949	$10,173	$10,354	$10,258	$9,434
Premiums and deposits (3)	158	160	160	153	152
Surrenders and withdrawals	(99)	(109)	(112)	(108)	(95)
Benefit payments	(11)	(12)	(17)	(45)	(12)

Net Flows	48	39	31	-	45
Investment performance	334	301	27	(668)	393
Net transfers from (to) general account	(23)	(27)	(19)	(26)	(20)
Policy charges	(130)	(132)	(132)	(130)	(132)
Other	(5)	-	(3)	-	(2)

Balance, end of period	$10,173	$10,354	$10,258	$9,434	$9,718

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$160,995	$161,553	$163,288	$159,999	$147,986
Premiums and deposits (3)	1,370	1,384	1,626	1,503	1,542
Surrenders and withdrawals	(3,000)	(2,770)	(2,934)	(2,617)	(2,523)
Benefit payments	(330)	(347)	(335)	(341)	(299)

Net Flows	(1,960)	(1,733)	(1,643)	(1,455)	(1,280)
Investment performance	3,431	4,348	(663)	(9,408)	4,185
Net transfers from (to) general account	(2)	(9)	(51)	(224)	57
Policy charges	(910)	(870)	(933)	(927)	(885)
Other	(1)	(1)	1	1	1

Balance, end of period	$161,553	$163,288	$159,999	$147,986	$150,064

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Direct and allocated expenses	$476	$452	$465	$462	$509
Pension and post-retirement benefit costs	50	45	50	49	50
Premium taxes, other taxes, and licenses & fees	51	42	54	47	47
Total fixed operating expenses	$577	$539	$569	$558	$606

Commissions and other variable expenses	648	637	651	639	656

Total other expenses	$1,225	$1,176	$1,220	$1,197	$1,262

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Life Sales
Term Life	$21	$22	$24	$24	$24
Whole Life	37	38	38	39	39
Variable Life	9	8	7	6	7
Universal Life	11	11	14	14	15
Total life sales	$78	$79	$83	$83	$85

Annuity Sales (1)
Fixed and indexed annuity sales	$464	$430	$511	$667	$730
Variable annuity sales	1,606	1,608	1,865	1,769	1,810
Total annuity sales	$2,070	$2,038	$2,376	$2,436	$2,540

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$1,323	$1,346	$1,570	$1,427	$1,467
General Accounts
Fixed and indexed annuity	464	430	511	667	730
Variable annuity	283	262	295	342	343
Total general accounts	747	692	806	1,009	1,073
Total annuity premiums and deposits	$2,070	$2,038	$2,376	$2,436	$2,540
(1) Statutory premiums direct and assumed, excluding company-sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Investment income yield excluding variable investment income	6.13%	6.01%	6.29%	6.13%	6.11%
Variable investment income yield	0.38%	0.32%	0.39%	0.18%	(0.29)%
Total investment income yield	6.51%	6.33%	6.68%	6.31%	5.82%
Average crediting rate	4.50%	4.53%	4.53%	4.52%	4.63%
Annualized general account spread	2.01%	1.80%	2.15%	1.79%	1.19%

Annualized general account spread excluding variable investment income yield	1.63%	1.48%	1.76%	1.61%	1.48%

ANNUITIES (2)
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Investment income yield excluding variable investment income	5.64%	5.72%	5.48%	5.38%	5.46%
Variable investment income yield	0.22%	0.22%	0.37%	0.19%	0.07%
Total investment income yield	5.86%	5.94%	5.85%	5.57%	5.53%
Average crediting rate	3.52%	3.48%	3.51%	3.41%	3.45%
Annualized general account spread	2.34%	2.46%	2.34%	2.16%	2.08%

Annualized general account spread excluding variable investment income yield	2.12%	2.24%	1.97%	1.97%	2.01%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Life (3)
Operating premiums, fees and other revenues	$1,499	$1,370	$1,386	$1,396	$1,504
Interest adjusted benefit ratio	53.9%	59.3%	53.0%	57.4%	54.9%

Lapse Ratio (4)
Traditional life	5.9%	5.8%	5.6%	5.4%	5.3%
Variable & universal life	3.8%	3.8%	3.6%	3.6%	3.7%
Fixed annuity	10.6%	9.8%	9.9%	9.8%	8.5%
Variable annuity	6.9%	7.0%	7.0%	7.0%	6.8%

Retail Property & Casualty
Operating premiums, fees and other revenues	$458	$445	$448	$448	$445
Combined ratio including catastrophes	85.8%	89.3%	100.1%	90.9%	96.1%
Combined ratio excluding catastrophes	81.5%	79.4%	80.2%	84.0%	89.4%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred and payout annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$3,929	$4,117	$4,104	$4,092	$4,045	$15,979	$16,358
Universal life and investment-type product policy fees	178	188	183	188	181	716	740
Net investment income	465	478	481	485	454	1,861	1,898
Other revenues	106	113	114	113	111	420	451
Total operating revenues	4,678	4,896	4,882	4,878	4,791	18,976	19,447

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,598	3,835	3,805	3,805	3,725	14,897	15,170
Interest credited to policyholder account balances	39	37	38	39	37	156	151
Capitalization of DAC	(36)	(36)	(36)	(41)	(38)	(143)	(151)
Amortization of DAC and VOBA	40	41	39	40	44	149	164
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	-	-	1	-
Other expenses	671	664	681	666	692	2,571	2,703
Total operating expenses	4,313	4,541	4,527	4,509	4,460	17,631	18,037

Operating earnings before provision for income tax	365	355	355	369	331	1,345	1,410
Provision for income tax expense (benefit)	127	127	124	131	117	467	499
Operating earnings	238	228	231	238	214	878	911
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$238	$228	$231	$238	$214	$878	$911

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$238	$228	$231	$238	$214	$878	$911
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(29)	3	8	11	(55)	(39)	(33)
Net derivative gains (losses)	232	205	(264)	259	(23)	525	177
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(45)	(42)	(41)	(42)	(46)	(167)	(171)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(55)	(58)	104	(80)	43	(111)	9
Income (loss) from continuing operations, net of income tax	341	336	38	386	133	1,086	893
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	341	336	38	386	133	1,086	893
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	341	336	38	386	133	1,086	893
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$341	$336	$38	$386	$133	$1,086	$893

Total Operating Premiums, Fees and Other Revenues	$4,213	$4,418	$4,401	$4,393	$4,337	$17,115	$17,549

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$26,772	$26,938	$27,293	$27,348	$27,541
Premiums and deposits	4,548	4,553	4,572	4,510	4,423
Surrenders and withdrawals	(904)	(624)	(689)	(673)	(607)
Benefit payments	(3,210)	(3,378)	(3,450)	(3,393)	(3,324)

Net Flows	434	551	433	444	492
Net transfers from (to) separate account	-	-	-	-	-
Interest	227	224	229	233	238
Policy charges	(134)	(139)	(140)	(138)	(141)
Other	(361)	(281)	(467)	(346)	(423)

Balance, end of period	$26,938	$27,293	$27,348	$27,541	$27,707

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$656	$669	$677	$674	$614
Premiums and deposits	52	57	54	55	55
Surrenders and withdrawals	(11)	(19)	(11)	(16)	(12)
Benefit payments	(1)	-	(1)	(1)	(1)

Net Flows	40	38	42	38	42
Investment performance	17	18	4	(48)	31
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(44)	(46)	(46)	(47)	(47)
Other	-	(2)	(3)	(3)	(2)

Balance, end of period	$669	$677	$674	$614	$638
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Direct and allocated expenses	$406	$384	$391	$383	$410
Pension and post-retirement benefit costs	22	18	20	20	21
Premium taxes, other taxes, and licenses & fees	80	81	88	81	81
Total fixed operating expenses	$508	$483	$499	$484	$512

Commissions and other variable expenses	163	181	182	182	180

Total other expenses	$671	$664	$681	$666	$692

SPREAD (1)
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Investment income yield excluding variable investment income	5.62%	5.61%	5.57%	5.47%	5.43%
Variable investment income yield	0.25%	0.31%	0.35%	0.52%	0.08%
Total investment income yield	5.87%	5.92%	5.92%	5.99%	5.51%
Average crediting rate	3.40%	3.41%	3.36%	3.35%	3.38%
Annualized general account spread	2.47%	2.51%	2.56%	2.64%	2.13%

Annualized general account spread excluding variable investment income yield	2.22%	2.20%	2.21%	2.12%	2.05%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Group Life (2)
Operating premiums, fees and other revenues	$1,461	$1,583	$1,531	$1,521	$1,515
Mortality ratio	86.7%	90.7%	86.1%	86.1%	86.8%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,630	$1,708	$1,656	$1,662	$1,678
Interest adjusted loss ratio (4)	78.5%	77.0%	80.5%	80.7%	77.7%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$388	$383	$390	$398	$403
Combined ratio including catastrophes	92.3%	101.2%	96.0%	97.7%	99.8%
Combined ratio excluding catastrophes	90.8%	89.7%	85.5%	92.7%	96.4%

(1)          Excludes group property & casualty.

(2)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(3)          Includes dental, disability, LTC, critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$1,330	$418	$319	$1,555	$727	$2,768	$3,019
Universal life and investment-type product policy fees	54	54	59	55	91	226	259
Net investment income	1,425	1,430	1,526	1,391	1,363	5,684	5,710
Other revenues	72	71	77	70	68	286	286
Total operating revenues	2,881	1,973	1,981	3,071	2,249	8,964	9,274

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,912	991	933	2,154	1,369	5,106	5,447
Interest credited to policyholder account balances	296	293	294	295	302	1,140	1,184
Capitalization of DAC	(1)	(6)	(4)	(1)	(8)	(31)	(19)
Amortization of DAC and VOBA	4	5	6	6	4	19	21
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	3	1	1	1	-	9	3
Other expenses	115	124	130	113	145	492	512
Total operating expenses	2,329	1,408	1,360	2,568	1,812	6,735	7,148

Operating earnings before provision for income tax	552	565	621	503	437	2,229	2,126
Provision for income tax expense (benefit)	192	196	215	177	151	771	739
Operating earnings	360	369	406	326	286	1,458	1,387
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$360	$369	$406	$326	$286	$1,458	$1,387

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$360	$369	$406	$326	$286	$1,458	$1,387
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	124	205	(31)	139	2	(432)	315
Net derivative gains (losses)	96	80	(134)	127	(56)	352	17
Premiums	-	-	-	-	-	2	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(22)	(27)	(24)	(25)	(29)	14	(105)
Other revenues	-	-	-	-	-	1	-
Policyholder benefits and claims and policyholder dividends	(31)	(10)	39	(11)	3	(97)	21
Interest credited to policyholder account balances	(3)	(2)	(2)	(1)	(2)	(14)	(7)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(1)	-	-	-	-	(18)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(57)	(86)	53	(79)	28	52	(84)
Income (loss) from continuing operations, net of income tax	466	529	307	476	232	1,318	1,544
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(1)	-
Net income (loss)	466	529	307	476	232	1,317	1,544
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	466	529	307	476	232	1,317	1,544
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$466	$529	$307	$476	$232	$1,317	$1,544

Total Operating Premiums, Fees and Other Revenues	$1,456	$543	$455	$1,680	$886	$3,280	$3,564
(1) The year ended December 31, 2014 includes a pre-tax net investment loss of $633 million related to the sale of MetLife, Inc.'s wholly-owned subsidiary, MetLife Assurance Limited.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$113,467	$115,295	$116,067	$112,858	$110,904
Premiums and deposits	16,797	17,434	16,963	21,217	18,960
Surrenders and withdrawals	(15,761)	(16,497)	(18,124)	(21,937)	(17,483)
Benefit payments	(878)	(915)	(951)	(972)	(939)

Net Flows	158	22	(2,112)	(1,692)	538
Net transfers from (to) separate account	(14)	(8)	(11)	(25)	(4)
Interest	956	952	951	955	967
Policy charges	(17)	(30)	(34)	(32)	(9)
Other	745	(164)	(2,003)	(1,160)	(348)

Balance, end of period	$115,295	$116,067	$112,858	$110,904	$112,048

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Balance, beginning of period	$81,967	$81,150	$86,091	$85,253	$82,608
Premiums and deposits	233	1,731	1,074	1,239	2,588
Surrenders and withdrawals	(1,174)	(1,527)	(1,496)	(1,458)	(1,390)
Benefit payments	(14)	(13)	(20)	(13)	(28)

Net Flows	(955)	191	(442)	(232)	1,170
Investment performance	1,456	1,326	(1,036)	(67)	133
Net transfers from (to) general account	14	8	11	25	4
Policy charges	(79)	(81)	(86)	(83)	(106)
Other	(1,253)	3,497	715	(2,288)	(1,652)

Balance, end of period	$81,150	$86,091	$85,253	$82,608	$82,157

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Direct and allocated expenses	$77	$77	$78	$69	$72
Pension and post-retirement benefit costs	6	6	7	7	7
Premium taxes, other taxes, and licenses & fees	(2)	2	6	2	23
Total fixed operating expenses	$81	$85	$91	$78	$102

Commissions and other variable expenses	34	39	39	35	43

Total other expenses	$115	$124	$130	$113	$145

SPREAD
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Investment income yield excluding variable investment income	4.67%	4.60%	4.81%	4.50%	4.53%
Variable investment income yield	0.32%	0.34%	0.50%	0.32%	0.20%
Total investment income yield	4.99%	4.94%	5.31%	4.82%	4.73%
Average crediting rate	3.34%	3.28%	3.27%	3.33%	3.35%
Annualized general account spread	1.65%	1.66%	2.04%	1.49%	1.38%

Annualized general account spread excluding variable investment income yield	1.33%	1.32%	1.54%	1.17%	1.18%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$746	$699	$783	$668	$741	$3,039	$2,891
Universal life and investment-type product policy fees	283	294	301	261	260	1,239	1,116
Net investment income	314	218	283	279	267	1,229	1,047
Other revenues	12	10	7	11	14	35	42
Total operating revenues	1,355	1,221	1,374	1,219	1,282	5,542	5,096

Operating expenses
Policyholder benefits and claims and policyholder dividends	686	581	744	630	670	2,786	2,625
Interest credited to policyholder account balances	99	86	89	88	86	394	349
Capitalization of DAC	(125)	(111)	(100)	(105)	(110)	(445)	(426)
Amortization of DAC and VOBA	69	78	86	57	82	334	303
Amortization of negative VOBA	-	-	(1)	-	-	(1)	(1)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	488	425	419	410	412	1,810	1,666
Total operating expenses	1,217	1,059	1,237	1,080	1,140	4,878	4,516

Operating earnings before provision for income tax	138	162	137	139	142	664	580
Provision for income tax expense (benefit)	(14)	31	21	(37)	(8)	96	7
Operating earnings	152	131	116	176	150	568	573
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$152	$131	$116	$176	$150	$568	$573

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$152	$131	$116	$176	$150	$568	$573
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	19	(2)	-	9	75	30	82
Net derivative gains (losses)	(3)	(21)	(15)	(108)	9	(60)	(135)
Premiums	(1)	-	(1)	(1)	(1)	(3)	(3)
Universal life and investment-type product policy fees	1	2	1	2	2	6	7
Net investment income	3	12	4	(12)	4	39	8
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(82)	6	(15)	(23)	(10)	(216)	(42)
Interest credited to policyholder account balances	(21)	(18)	(16)	(1)	(19)	(86)	(54)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	4	3	3	3	3	18	12
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	16	5	9	33	(109)	48	(62)
Income (loss) from continuing operations, net of income tax	88	118	86	78	104	344	386
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	88	118	86	78	104	344	386
Less: Net income (loss) attributable to noncontrolling interests	2	3	3	4	1	13	11
Net income (loss) attributable to MetLife, Inc.	86	115	83	74	103	331	375
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$86	$115	$83	$74	$103	$331	$375

Total Operating Premiums, Fees and Other Revenues	$1,041	$1,003	$1,091	$940	$1,015	$4,313	$4,049

AMERICAS LATIN AMERICA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Direct and allocated expenses	$207	$156	$165	$148	$168
Pension and post-retirement benefit costs	2	2	-	1	1
Premium taxes, other taxes, and licenses & fees	23	18	20	19	19
Total fixed operating expenses	$232	$176	$185	$168	$188

Commissions and other variable expenses	256	249	234	242	224

Total other expenses	$488	$425	$419	$410	$412

Total other expenses on a constant currency basis	$415	$381	$380	$398	$412

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Mexico	$145	$118	$103	$123	$137
Chile	51	50	60	56	59
All other	83	105	100	88	91
Total sales	$279	$273	$263	$267	$287

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$1,824	$1,752	$1,809	$1,736	$1,640	$7,566	$6,937
Universal life and investment-type product policy fees	417	397	400	382	363	1,693	1,542
Net investment income	724	684	679	670	642	2,886	2,675
Other revenues	28	28	28	26	23	106	105
Total operating revenues	2,993	2,861	2,916	2,814	2,668	12,251	11,259

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,367	1,340	1,375	1,331	1,229	5,724	5,275
Interest credited to policyholder account balances	369	337	328	327	317	1,544	1,309
Capitalization of DAC	(456)	(435)	(398)	(435)	(452)	(1,914)	(1,720)
Amortization of DAC and VOBA	330	326	336	309	285	1,397	1,256
Amortization of negative VOBA	(89)	(86)	(78)	(77)	(68)	(364)	(309)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	980	904	869	896	942	3,975	3,611
Total operating expenses	2,501	2,386	2,432	2,351	2,253	10,362	9,422

Operating earnings before provision for income tax	492	475	484	463	415	1,889	1,837
Provision for income tax expense (benefit)	152	148	59	125	125	582	457
Operating earnings	340	327	425	338	290	1,307	1,380
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$340	$327	$425	$338	$290	$1,307	$1,380

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$340	$327	$425	$338	$290	$1,307	$1,380
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	137	68	57	325	51	512	501
Net derivative gains (losses)	(410)	18	9	107	(67)	(532)	67
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	3	6	4	2	-	11	12
Net investment income	281	129	173	(194)	76	393	184
Other revenues	(5)	(8)	(9)	(11)	(9)	(22)	(37)
Policyholder benefits and claims and policyholder dividends	(75)	(49)	(44)	(10)	(9)	(170)	(112)
Interest credited to policyholder account balances	(289)	(131)	(175)	187	(78)	(403)	(197)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(2)	(12)	5	(2)	-	3	(9)
Amortization of negative VOBA	11	10	9	8	8	46	35
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	4	-	-	(1)	5	20	4
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	99	(10)	111	(94)	(28)	35	(21)
Income (loss) from continuing operations, net of income tax	94	348	565	655	239	1,200	1,807
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	94	348	565	655	239	1,200	1,807
Less: Net income (loss) attributable to noncontrolling interests	4	-	1	(3)	6	19	4
Net income (loss) attributable to MetLife, Inc.	90	348	564	658	233	1,181	1,803
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$90	$348	$564	$658	$233	$1,181	$1,803

Total Operating Premiums, Fees and Other Revenues	$2,269	$2,177	$2,237	$2,144	$2,026	$9,365	$8,584

ASIA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Direct and allocated expenses	$332	$299	$320	$314	$339
Pension and post-retirement benefit costs	19	19	17	17	18
Premium taxes, other taxes, and licenses & fees	48	36	37	55	34
Total fixed operating expenses	$399	$354	$374	$386	$391

Commissions and other variable expenses	581	550	495	510	551

Total other expenses	$980	$904	$869	$896	$942

Total other expenses on a constant currency basis	$908	$882	$855	$908	$942

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Japan:
Life	$172	$168	$197	$182	$176
Accident & Health	128	110	117	104	95
Annuities	74	65	62	82	83
Other	5	4	6	4	5
Total Japan	379	347	382	372	359
Other Asia	216	229	184	223	232
Total sales	$595	$576	$566	$595	$591

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$547	$508	$525	$501	$502	$2,309	$2,036
Universal life and investment-type product policy fees	113	102	114	106	102	466	424
Net investment income	100	83	84	82	77	428	326
Other revenues	11	10	19	11	21	60	61
Total operating revenues	771	703	742	700	702	3,263	2,847

Operating expenses
Policyholder benefits and claims and policyholder dividends	269	239	265	233	251	1,053	988
Interest credited to policyholder account balances	36	30	34	27	29	148	120
Capitalization of DAC	(169)	(133)	(132)	(107)	(100)	(680)	(472)
Amortization of DAC and VOBA	137	128	133	127	109	613	497
Amortization of negative VOBA	(9)	(4)	(4)	(5)	(3)	(31)	(16)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	463	362	389	352	366	1,846	1,469
Total operating expenses	727	622	685	627	652	2,949	2,586

Operating earnings before provision for income tax	44	81	57	73	50	314	261
Provision for income tax expense (benefit)	(20)	11	7	7	(4)	29	21
Operating earnings	64	70	50	66	54	285	240
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$64	$70	$50	$66	$54	$285	$240

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$64	$70	$50	$66	$54	$285	$240
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1)	3	5	14	5	(17)	27
Net derivative gains (losses)	11	1	13	7	19	114	40
Premiums	6	-	-	-	-	46	-
Universal life and investment-type product policy fees	3	(2)	-	(2)	(1)	11	(5)
Net investment income	231	531	(249)	(513)	252	810	21
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(3)	-	-	-	-	(21)	-
Interest credited to policyholder account balances	(226)	(513)	237	499	(241)	(779)	(18)
Capitalization of DAC	-	-	-	-	-	1	-
Amortization of DAC and VOBA	(3)	2	-	2	1	(13)	5
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(3)	1	-	-	(1)	(19)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(28)	(26)	7	12	(15)	(88)	(22)
Income (loss) from continuing operations, net of income tax	51	67	63	85	73	330	288
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	51	67	63	85	73	330	288
Less: Net income (loss) attributable to noncontrolling interests	(1)	2	(1)	3	-	1	4
Net income (loss) attributable to MetLife, Inc.	52	65	64	82	73	329	284
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$52	$65	$64	$82	$73	$329	$284

Total Operating Premiums, Fees and Other Revenues	$671	$620	$658	$618	$625	$2,835	$2,521

EMEA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Direct and allocated expenses	$211	$158	$178	$190	$192
Pension and post-retirement benefit costs	(5)	2	1	2	1
Premium taxes, other taxes, and licenses & fees	4	3	2	4	-
Total fixed operating expenses	$210	$163	$181	$196	$193

Commissions and other variable expenses	253	199	208	156	173

Total other expenses	$463	$362	$389	$352	$366

Total other expenses on a constant currency basis	$417	$350	$380	$347	$366

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Total sales	$260	$262	$247	$222	$232

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$16	$10	$26	$18	$25	$81	$79
Universal life and investment-type product policy fees	31	23	26	26	24	127	99
Net investment income	102	109	129	12	69	509	319
Other revenues	28	20	19	23	24	67	86
Total operating revenues	177	162	200	79	142	784	583

Operating expenses
Policyholder benefits and claims and policyholder dividends	4	12	8	20	25	61	65
Interest credited to policyholder account balances	8	6	8	5	4	34	23
Capitalization of DAC	-	-	-	-	(1)	-	(1)
Amortization of DAC and VOBA	-	-	1	-	(1)	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	287	297	306	294	301	1,167	1,198
Other expenses (1)	379	145	174	492	179	849	990
Total operating expenses	678	460	497	811	507	2,111	2,275

Operating earnings before provision for income tax	(501)	(298)	(297)	(732)	(365)	(1,327)	(1,692)
Provision for income tax expense (benefit) (1)	(243)	(188)	(175)	224	(214)	(697)	(353)
Operating earnings	(258)	(110)	(122)	(956)	(151)	(630)	(1,339)
Preferred stock dividends	31	30	31	6	49	122	116
Operating earnings available to common shareholders	$(289)	$(140)	$(153)	$(962)	$(200)	$(752)	$(1,455)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(258)	$(110)	$(122)	$(956)	$(151)	$(630)	$(1,339)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	12	(59)	(181)	(186)	96	(244)	(330)
Net derivative gains (losses)	274	225	(426)	375	(143)	354	31
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	7	4	4	4	(2)	37	10
Other revenues	18	-	-	-	-	18	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(4)	(1)	(1)	(8)	2	(38)	(8)
Other expenses	(59)	(9)	(7)	(21)	4	(115)	(33)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(95)	(61)	206	(52)	8	(65)	101
Income (loss) from continuing operations, net of income tax	(105)	(11)	(527)	(844)	(186)	(683)	(1,568)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(105)	(11)	(527)	(844)	(186)	(683)	(1,568)
Less: Net income (loss) attributable to noncontrolling interests	1	-	1	(9)	1	(6)	(7)
Net income (loss) attributable to MetLife, Inc.	(106)	(11)	(528)	(835)	(187)	(677)	(1,561)
Less: Preferred stock dividends	31	30	31	6	49	122	116
Preferred stock repurchase premium	-	-	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$(137)	$(41)	$(601)	$(841)	$(236)	$(799)	$(1,719)

Total Operating Premiums, Fees and Other Revenues	$75	$53	$71	$67	$73	$275	$264

(1)         The three months ended September 30, 2015 and year ended December 31, 2015 include a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Other business activities	$24	$12	$12	$5	$10	$80	$39
Other net investment income	66	71	83	16	45	337	215
Interest expense on debt	(187)	(193)	(199)	(191)	(196)	(759)	(779)
Preferred stock dividends	(31)	(30)	(31)	(6)	(49)	(122)	(116)
Acquisition costs	-	-	-	-	-	(5)	-
Corporate initiatives and projects	(69)	(39)	(58)	(45)	(52)	(183)	(194)
Incremental tax benefit (expense)	68	84	71	(480)	86	232	(239)
Other	(160)	(45)	(31)	(261)	(44)	(332)	(381)
Operating earnings available to common shareholders	$(289)	$(140)	$(153)	$(962)	$(200)	$(752)	$(1,455)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Fixed Maturity Securities
Yield (1)	4.84%	4.64%	4.79%	4.55%	4.55%
Investment income (2), (3), (4)	$3,761	$3,569	$3,665	$3,467	$3,500
Investment gains (losses) (3)	246	133	115	88	(222)
Ending carrying value (2), (3)	366,783	367,640	352,610	352,856	352,433
Mortgage Loans
Yield (1)	5.03%	4.80%	5.10%	4.95%	5.03%
Investment income (3), (4)	737	730	801	785	819
Investment gains (losses) (3)	(11)	(43)	(9)	(26)	(27)
Ending carrying value (3)	59,838	62,137	63,744	63,349	66,930
Real Estate and Real Estate Joint Ventures
Yield (1)	3.03%	3.10%	7.40%	3.99%	5.11%
Investment income (3)	79	81	189	101	117
Investment gains (losses) (3)	72	27	(33)	263	274
Ending carrying value	10,525	10,310	10,207	9,923	8,433
Policy Loans
Yield (1)	5.36%	5.24%	5.22%	5.09%	5.37%
Investment income	156	152	151	147	153
Ending carrying value	11,618	11,606	11,575	11,549	11,258
Equity Securities
Yield (1)	4.64%	4.01%	4.58%	4.66%	5.62%
Investment income	35	31	35	36	42
Investment gains (losses)	1	8	8	7	(2)
Ending carrying value	3,631	3,713	3,677	3,399	3,321
Other Limited Partnership Interests
Yield (1)	9.76%	10.62%	12.38%	10.82%	(0.65)%
Investment income	199	215	250	216	(12)
Investment gains (losses)	(26)	16	(9)	(59)	(15)
Ending carrying value	8,085	8,074	8,099	7,901	7,096
Cash and Short-term Investments
Yield (1)	1.02%	1.00%	1.05%	0.74%	1.40%
Investment income	37	33	33	23	40
Investment gains (losses)	12	6	(12)	-	3
Ending carrying value	19,429	22,257	22,668	25,173	22,051
Other Invested Assets (1)
Investment income	253	327	223	225	278
Investment gains (losses) (3)	(96)	18	(19)	15	(21)
Ending carrying value	21,283	23,763	20,409	23,356	22,524
Total Investments
Investment income yield (1)	4.97%	4.89%	5.08%	4.76%	4.68%
Investment fees and expenses yield	(0.14)%	(0.15)%	(0.15)%	(0.14)%	(0.16)%
Net Investment Income Yield (1), (3), (5)	4.83%	4.74%	4.93%	4.62%	4.52%
Investment income	$5,257	$5,138	$5,347	$5,000	$4,937
Investment fees and expenses	(144)	(156)	(162)	(151)	(164)
Net investment income including Divested businesses	5,113	4,982	5,185	4,849	4,773
Less: Net investment income from Divested businesses (5)	2	-	-	-	-
Net Investment Income (3)	$5,111	$4,982	$5,185	$4,849	$4,773
Ending Carrying Value (3)	$501,192	$509,500	$492,989	$497,506	$494,046
Investment portfolio gains (losses) including Divested businesses	$198	$165	$41	$288	$(10)
Less: Investment portfolio gains (losses) from Divested businesses (5)	-	-	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$198	$165	$41	$288	$(10)
Gross investment gains	$559	$445	$419	$708	$611
Gross investment losses	(237)	(236)	(261)	(366)	(491)
Writedowns	(124)	(44)	(117)	(54)	(130)
Investment Portfolio Gains (Losses) (3), (5)	198	165	41	288	(10)
Investment portfolio gains (losses) income tax (expense) benefit	(69)	(52)	103	(53)	(114)
Investment Portfolio Gains (Losses), Net of Income Tax	$129	$113	$144	$235	$(124)

Derivative Gains (Losses) including Divested businesses	$(18)	$611	$(1,103)	$279	$(569)
Less: Derivative gains (losses) from Divested businesses (5)	-	-	-	-	-
Derivative gains (losses) (3), (5)	(18)	611	(1,103)	279	(569)
Derivative gains (losses) income tax (expense) benefit	(22)	(217)	382	(110)	194
Derivative Gains (Losses), Net of Income Tax	$(40)	$394	$(721)	$169	$(375)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-10 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,358 million, $1,365 million, $1,257 million, $1,278 million and $1,031 million in ending carrying value, and $8 million, $37 million, $2 million, ($35) million and $17 million of investment income related to fair value option and trading securities at or for the three months ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,316 million, $15,091 million, $15,189 million, $14,069 million and $13,981 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $15 million, $15 million, $14 million, $14 million and $12 million and mortgage loans of $280 million, $272 million, $266 million, $204 million and $172 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$198	$165	$41	$288	$(10)
Real estate discontinued operations	-	-	-	-	-
Operating joint venture adjustments	-	(1)	4	3	(2)
Net investment gains (losses) related to CSEs	(1)	(2)	2	(3)	-
Other gains (losses) reported in net investment gains (losses) on GAAP basis	33	124	(180)	94	74
Net investment gains (losses) - GAAP basis	$230	$286	$(133)	$382	$62

	For the Three Months Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$(18)	$611	$(1,103)	$279	$(569)
Investment hedge adjustments	192	200	180	194	202
Operating joint venture adjustments	3	-	-	-	-
Settlement of foreign currency earnings hedges	5	8	9	11	9
PAB hedge adjustments	3	2	2	1	2
Net derivative gains (losses) - GAAP basis	$185	$821	$(912)	$485	$(356)

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Fixed Maturity Securities
Yield (1)	4.81%	4.64%	4.72%	4.66%	4.63%
Investment income (2), (3), (4)	$14,946	$3,569	$7,234	$10,701	$14,201
Investment gains (losses) (3)	548	133	248	336	114
Ending carrying value (2), (3)	366,783	367,640	352,610	352,856	352,433
Mortgage Loans
Yield (1)	5.15%	4.80%	4.95%	4.95%	4.97%
Investment income (3), (4)	2,928	730	1,531	2,316	3,135
Investment gains (losses) (3)	(36)	(43)	(52)	(78)	(105)
Ending carrying value (3)	59,838	62,137	63,744	63,349	66,930
Real Estate and Real Estate Joint Ventures
Yield (1)	3.67%	3.10%	5.23%	4.83%	4.89%
Investment income (3)	376	81	270	371	488
Investment gains (losses) (3)	217	27	(6)	257	531
Ending carrying value	10,525	10,310	10,207	9,923	8,433
Policy Loans
Yield (1)	5.36%	5.24%	5.23%	5.18%	5.23%
Investment income	629	152	303	450	603
Ending carrying value	11,618	11,606	11,575	11,549	11,258
Equity Securities
Yield (1)	4.30%	4.01%	4.30%	4.42%	4.71%
Investment income	133	31	66	102	144
Investment gains (losses)	65	8	16	23	21
Ending carrying value	3,631	3,713	3,677	3,399	3,321
Other Limited Partnership Interests
Yield (1)	13.01%	10.62%	11.50%	11.27%	8.45%
Investment income	1,033	215	465	681	669
Investment gains (losses)	(78)	16	7	(52)	(67)
Ending carrying value	8,085	8,074	8,099	7,901	7,096
Cash and Short-term Investments
Yield (1)	1.07%	1.00%	1.02%	0.93%	1.04%
Investment income	161	33	66	89	129
Investment gains (losses)	11	6	(6)	(6)	(3)
Ending carrying value	19,429	22,257	22,668	25,173	22,051
Other Invested Assets (1)
Investment income	906	327	550	775	1,053
Investment gains (losses) (3)	(120)	18	(1)	14	(7)
Ending carrying value	21,283	23,763	20,409	23,356	22,524
Total Investments
Investment income yield (1)	5.01%	4.89%	4.99%	4.91%	4.85%
Investment fees and expenses yield	(0.13)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Net Investment Income Yield (1), (3), (5)	4.88%	4.74%	4.84%	4.76%	4.70%
Investment income	$21,112	$5,138	$10,485	$15,485	$20,422
Investment fees and expenses	(556)	(156)	(318)	(469)	(633)
Net investment income including Divested businesses	20,556	4,982	10,167	15,016	19,789
Less: Net investment income from Divested businesses (5)	72	-	-	-	-
Net Investment Income (3)	$20,484	$4,982	$10,167	$15,016	$19,789
Ending Carrying Value (3)	$501,192	$509,500	$492,989	$497,506	$494,046
Investment portfolio gains (losses) including Divested businesses	$607	$165	$206	$494	$484
Less: Investment portfolio gains (losses) from Divested businesses (5)	2	-	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$605	$165	$206	$494	$484
Gross investment gains	$1,689	$445	$864	$1,572	$2,183
Gross investment losses	(789)	(236)	(497)	(863)	(1,354)
Writedowns	(295)	(44)	(161)	(215)	(345)
Investment Portfolio Gains (Losses) (3), (5)	605	165	206	494	484
Investment portfolio gains (losses) income tax (expense) benefit	(260)	(52)	51	(2)	(116)
Investment Portfolio Gains (Losses), Net of Income Tax	$345	$113	$257	$492	$368

Derivative Gains (Losses) including Divested businesses	$575	$611	$(492)	$(213)	$(782)
Less: Derivative gains (losses) from Divested businesses (5)	80	-	-	-	-
Derivative gains (losses) (3), (5)	495	611	(492)	(213)	(782)
Derivative gains (losses) income tax (expense) benefit	(199)	(217)	165	55	249
Derivative Gains (Losses), Net of Income Tax	$296	$394	$(327)	$(158)	$(533)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-10 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,358 million, $1,365 million, $1,257 million,$1,278 million and $1,031 million in ending carrying value, and $103 million, $37 million, $39 million, $4 million and $21 million of investment income related to fair value option and trading securities at or for the year-to-date period ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,316 million, $15,091 million, $15,189 million, $14,069 million and $13,981 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $15 million, $15 million, $14 million, $14 million and $12 million and mortgage loans of $280 million, $272 million, $266 million, $204 million and $172 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$605	$165	$206	$494	$484
Real estate discontinued operations	5	-	-	-	-
Operating joint venture adjustments	-	(1)	3	6	4
Net investment gains (losses) related to certain CSEs	5	(2)	-	(3)	(3)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(812)	124	(56)	38	112
Net investment gains (losses) - GAAP basis	$(197)	$286	$153	$535	$597

	For the Year-to-Date Period Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$575	$611	$(492)	$(213)	$(782)
Investment hedge adjustments (5)	705	200	380	574	776
Operating joint venture adjustments	1	-	-	-	-
Settlement of foreign currency earnings hedges	22	8	17	28	37
PAB hedge adjustments	14	2	4	5	7
Net derivative gains (losses) - GAAP basis	$1,317	$821	$(91)	$394	$38

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, excludes $1 million, $0, $0, $0 and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015
Unaudited (In millions, except ratio)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,557	78.3%	$1,683	76.2%	$3,044	86.8%	$3,510	80.3%	$4,127	75.8%
20% or more for less than six months	289	14.5%	384	17.4%	190	5.4%	569	13.0%	954	17.5%
20% or more for six months or greater	143	7.2%	141	6.4%	275	7.8%	295	6.7%	364	6.7%
Total Gross Unrealized Losses	$1,989	100.0%	$2,208	100.0%	$3,509	100.0%	$4,374	100.0%	$5,445	100.0%

Total Gross Unrealized Gains	$32,634		$35,574		$26,029		$26,749		$23,883

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$16	23.9%	$20	29.0%	$29	39.7%	$28	19.1%	$26	16.5%
20% or more for less than six months	24	35.8%	20	29.0%	11	15.1%	84	57.1%	94	59.5%
20% or more for six months or greater	27	40.3%	29	42.0%	33	45.2%	35	23.8%	38	24.0%
Total Gross Unrealized Losses	$67	100.0%	$69	100.0%	$73	100.0%	$147	100.0%	$158	100.0%

Total Gross Unrealized Gains	$622		$649		$633		$450		$482

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$105,954	29.0%	$106,335	29.0%	$101,146	28.8%	$100,957	28.7%	$100,794	28.7%
U.S. treasury and agency securities		61,516	16.8%	60,472	16.5%	57,538	16.4%	59,671	17.0%	61,646	17.5%
Foreign corporate securities		61,675	16.9%	60,494	16.5%	59,098	16.8%	58,404	16.6%	57,198	16.3%
Foreign government securities		52,666	14.4%	52,361	14.3%	51,057	14.5%	50,523	14.4%	50,499	14.4%
Residential mortgage-backed securities		39,846	10.9%	43,784	12.0%	41,518	11.8%	40,050	11.4%	38,797	11.0%
State and political subdivision securities		15,187	4.2%	15,710	4.3%	15,164	4.3%	15,479	4.4%	15,441	4.4%
Asset-backed securities		14,249	3.9%	13,808	3.8%	13,990	4.0%	14,132	4.0%	14,394	4.1%
Commercial mortgage-backed securities		14,332	3.9%	13,311	3.6%	11,842	3.4%	12,362	3.5%	12,633	3.6%
Total Fixed Maturity Securities Available-For-Sale		$365,425	100.0%	$366,275	100.0%	$351,353	100.0%	$351,578	100.0%	$351,402	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$257,083	70.4%	$258,707	70.6%	$248,764	70.8%	$250,047	71.1%	$250,803	71.4%
2	Baa	83,408	22.8%	82,394	22.5%	79,669	22.7%	79,358	22.6%	79,523	22.6%
3	Ba	15,145	4.1%	16,314	4.5%	15,621	4.4%	15,306	4.4%	15,142	4.3%
4	B	8,385	2.3%	7,457	2.0%	5,955	1.7%	5,407	1.5%	4,839	1.4%
5	Caa and lower	1,340	0.4%	1,325	0.4%	1,260	0.4%	1,383	0.4%	1,041	0.3%
6	In or near default	64	- %	78	- %	84	- %	77	- %	54	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$365,425	100.0%	$366,275	100.0%	$351,353	100.0%	$351,578	100.0%	$351,402	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the NAIC, except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015

Traditional (2), (3)		$ 9,558		$ 9,458		$ 9,590		$ 9,325		$ 7,906
Real estate joint ventures and funds		647		595		577		553		482
Subtotal		10,205		10,053		10,167		9,878		8,388
Foreclosed		320		257		40		45		45
Total Real Estate and Real Estate Joint Ventures		$10,525		$10,310		$10,207		$9,923		$8,433
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
	December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015
Unaudited (In millions)

Commercial mortgage loans	$41,088		$42,164		$42,953		$41,619		$44,012
Agricultural mortgage loans	12,378		12,333		12,498		12,771		13,188
Residential mortgage loans	6,677		7,955		8,618		9,270		10,048
Total Mortgage Loans	60,143		62,452		64,069		63,660		67,248
Valuation allowances	(305)		(315)		(325)		(311)		(318)
Total Mortgage Loans, net	$59,838		$62,137		$63,744		$63,349		$66,930
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 30, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,620	21.0%	$9,197	21.8%	$9,221	21.5%	$9,208	22.1%	$9,583	21.8%
Middle Atlantic	7,689	18.7%	7,617	18.1%	7,864	18.3%	7,743	18.6%	8,154	18.5%
International	7,251	17.7%	7,630	18.1%	7,222	16.8%	7,548	18.1%	7,889	17.9%
South Atlantic	6,384	15.5%	6,249	14.8%	6,355	14.8%	5,858	14.1%	6,127	13.9%
West South Central	3,990	9.7%	3,939	9.3%	4,404	10.3%	4,289	10.3%	4,311	9.8%
East North Central	2,430	5.9%	2,520	6.0%	2,260	5.3%	2,127	5.1%	2,346	5.3%
New England	1,155	2.8%	1,151	2.7%	1,352	3.1%	1,350	3.2%	1,367	3.1%
Mountain	932	2.3%	1,169	2.8%	1,168	2.7%	1,118	2.7%	1,117	2.5%
West North Central	140	0.3%	138	0.3%	150	0.3%	234	0.6%	520	1.2%
East South Central	424	1.0%	423	1.0%	390	0.9%	408	1.0%	512	1.2%
Multi-Region and Other	2,073	5.1%	2,131	5.1%	2,567	6.0%	1,736	4.2%	2,086	4.8%
Total	$41,088	100.0%	$42,164	100.0%	$42,953	100.0%	$41,619	100.0%	$44,012	100.0%

Office	$21,400	52.1%	$21,094	50.0%	$21,334	49.7%	$19,951	47.9%	$21,525	48.9%
Retail	9,389	22.9%	9,543	22.6%	9,982	23.2%	10,002	24.0%	10,466	23.8%
Apartment	3,786	9.2%	4,696	11.2%	4,806	11.2%	4,865	11.7%	5,171	11.7%
Hotel	4,196	10.2%	4,483	10.6%	4,431	10.3%	4,456	10.7%	4,396	10.0%
Industrial	2,133	5.2%	2,157	5.1%	2,205	5.1%	2,191	5.3%	2,334	5.3%
Other	184	0.4%	191	0.5%	195	0.5%	154	0.4%	120	0.3%
Total	$41,088	100.0%	$42,164	100.0%	$42,953	100.0%	$41,619	100.0%	$44,012	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$1,614	$1,668	$1,796	$711	$1,425	$6,682	$5,600
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	230	286	(133)	382	62	(197)	597
Net derivative gains (losses)	185	821	(912)	485	(356)	1,317	38
Premiums - Divested businesses	5	-	(1)	(1)	(1)	45	(3)
Universal life and investment-type product policy fees
Unearned revenue adjustments	6	4	3	1	(3)	20	5
GMIB fees	96	94	95	96	97	378	382
Divested businesses	1	2	1	2	2	7	7
Net investment income
Investment hedge adjustments	(192)	(200)	(180)	(194)	(202)	(704)	(776)
Income from discontinued real estate operations	-	-	-	-	-	(1)	-
Operating joint venture adjustments	(3)	1	(4)	(3)	2	(1)	(4)
Unit-linked contract income	527	677	(55)	(701)	343	1,266	264
Securitization entities income	4	1	1	8	(2)	38	8
Divested businesses	2	-	-	-	-	71	-
Other revenues
Settlement of foreign currency earnings hedges	(5)	(8)	(9)	(11)	(9)	(22)	(37)
Divested businesses	18	-	-	-	-	19	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	6	17	(10)	(13)	-	6	(6)
Inflation and pass through adjustments	(104)	(3)	25	(23)	6	(260)	5
GMIB costs	(134)	(112)	(150)	149	(286)	(500)	(399)
Market value adjustments	(85)	(51)	(45)	(21)	(19)	(182)	(136)
Divested businesses	(3)	-	-	-	(1)	(64)	(1)
Interest credited to policyholder account balances
PAB hedge adjustments	(3)	(2)	(2)	(1)	(2)	(14)	(7)
Unit-linked contract costs	(534)	(662)	46	685	(338)	(1,266)	(269)
Divested businesses	(2)	-	-	-	-	(2)	-
Capitalization of DAC—Divested businesses	-	-	-	-	-	1	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	(4)	(112)	104	(28)	27	(41)	(9)
Related to GMIB fees and GMIB costs	(1)	40	-	(132)	(33)	(63)	(125)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	-	-	-	-	(1)	-
Amortization of negative VOBA
Related to market value adjustments	11	10	9	8	8	46	35
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(4)	(1)	(1)	(8)	2	(38)	(8)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	12	5	7	(11)	12	33	13
Regulatory implementation costs	(1)	(1)	(1)	-	-	(3)	(2)
Acquisition & integration costs	(24)	(8)	(7)	(6)	(7)	(55)	(28)
Divested businesses	(42)	(1)	(3)	(2)	6	(89)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(49)	(302)	545	(174)	109	(87)	178
Income (loss) from continuing operations, net of income tax	1,527	2,163	1,119	1,198	842	6,339	5,322
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(3)	-
Net income (loss)	1,527	2,163	1,119	1,198	842	6,336	5,322
Less: Net income (loss) attributable to noncontrolling interests	6	5	4	(5)	8	27	12
Net income (loss) attributable to MetLife, Inc.	1,521	2,158	1,115	1,203	834	6,309	5,310
Less: Preferred stock dividends	31	30	31	6	49	122	116
Preferred stock repurchase premium	-	-	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,490	$2,128	$1,042	$1,197	$785	$6,187	$5,152
(1) The year ended December 31, 2014 includes a pre-tax net investment loss of $633 million related to the sale of MetLife, Inc.'s wholly-owned subsidiary, MetLife Assurance Limited.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$(37)	$(137)	$136	$(174)
Catastrophe experience and prior year development, net	16	(16)	-	21	(9)	33	(4)
Actuarial assumption review and other insurance adjustments	5	-	-	(92)	-	77	(92)
Litigation reserves & settlement costs	(117)	-	-	-	-	(174)	-
Tax adjustments	27	-	61	(720)	31	18	(628)
Total notable items	$(69)	$(16)	$61	$(828)	$(115)	$90	$(898)

RETAIL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$(6)	$(57)	$42	$(63)
Catastrophe experience and prior year development, net	6	(3)	(2)	13	(7)	9	1
Actuarial assumption review and other insurance adjustments	(9)	-	-	(107)	-	66	(107)
Tax adjustments	-	-	-	13	-	38	13
Total notable items	$(3)	$(3)	$(2)	$(87)	$(64)	$155	$(156)

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$(4)	$(47)	$20	$(51)
Catastrophe experience and prior year development, net	6	(3)	(2)	13	(7)	9	1
Actuarial assumption review and other insurance adjustments	(9)	-	-	(69)	-	84	(69)
Tax adjustments	-	-	-	(1)	-	5	(1)
Total notable items	$(3)	$(3)	$(2)	$(61)	$(54)	$118	$(120)

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$(2)	$(10)	$22	$(12)
Actuarial assumption review and other insurance adjustments	-	-	-	(38)	-	(18)	(38)
Tax adjustments	-	-	-	14	-	33	14
Total notable items	$-	$-	$-	$(26)	$(10)	$37	$(36)

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$11	$(10)	$8	$1
Catastrophe experience and prior year development, net	10	(12)	2	8	(1)	24	(3)
Actuarial assumption review and other insurance adjustments	(9)	-	-	-	-	(9)	-
Total notable items	$1	$(12)	$2	$19	$(11)	$23	$(2)
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$12	$(9)	$69	$3
Tax adjustments	-	-	-	(1)	-	-	(1)
Total notable items	$-	$-	$-	$11	$(9)	$69	$2

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$(2)	$(3)	$-	$(5)
Catastrophe experience and prior year development, net	-	(1)	-	-	(1)	-	(2)
Tax adjustments	13	-	-	60	31	(28)	91
Total notable items	$13	$(1)	$-	$58	$27	$(28)	$84

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$(10)	$(24)	$3	$(34)
Actuarial assumption review and other insurance adjustments	23	-	-	9	-	10	9
Tax adjustments	-	-	61	-	-	-	61
Total notable items	$23	$-	$61	$(1)	$(24)	$13	$36

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Actuarial assumption review and other insurance adjustments	$-	$-	$-	$6	$-	$10	$6
Tax adjustments	14	-	-	-	-	14	-
Total notable items	$14	$-	$-	$6	$-	$24	$6

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Variable investment income, as compared to plan	$-	$-	$-	$(42)	$(34)	$14	$(76)
Litigation reserves & settlement costs	(117)	-	-	-	-	(174)	-
Tax adjustments	-	-	-	(792)	-	(6)	(792)
Total notable items	$(117)	$-	$-	$(834)	$(34)	$(166)	$(868)

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Total MetLife, Inc.'s stockholders' equity	$72,053	$73,770	$69,377	$70,503	$67,949
Less: Preferred stock	2,043	2,043	2,066	2,066	2,066
MetLife, Inc.'s common stockholders' equity	70,010	71,727	67,311	68,437	65,883
Less: Net unrealized investment gains (losses), net of income tax	16,235	17,761	12,863	13,634	11,773
Defined benefit plans adjustment, net of income tax	(2,283)	(2,246)	(2,206)	(2,169)	(2,052)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	56,058	56,212	56,654	56,972	56,162
Less: Goodwill, net of income tax	9,759	9,592	9,508	9,398	9,314
VODA and VOCRA, net of income tax	620	576	546	522	494
Total MetLife, Inc.'s tangible common stockholders' equity (excludes AOCI other than FCTA)	$45,679	$46,044	$46,600	$47,052	$46,354

Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Book value per common share (1)	$61.85	$64.37	$60.27	$61.39	$60.00
Less: Net unrealized investment gains (losses), net of income tax	14.34	15.94	11.52	12.23	10.72
Defined benefit plans adjustment, net of income tax	(2.02)	(2.02)	(1.98)	(1.95)	(1.87)
Book value per common share, excluding AOCI other than FCTA (1)	49.53	50.45	50.73	51.11	51.15
Less: Goodwill, net of income tax	8.62	8.61	8.51	8.43	8.48
VODA and VOCRA, net of income tax	0.55	0.52	0.49	0.47	0.45
Book value per common share - tangible common stockholders' equity (excludes AOCI other than FCTA) (1)	$40.36	$41.32	$41.73	$42.21	$42.22

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating return on MetLife, Inc.'s:
Common stockholders' equity	9.1%	9.2%	10.2%	4.2%	8.2%	10.0%	8.0%
Common stockholders' equity, excluding AOCI other than FCTA	11.3%	11.7%	12.5%	5.0%	9.7%	12.0%	9.7%
Tangible common stockholders' equity (excludes AOCI other than FCTA) (3)	14.1%	14.4%	15.3%	6.1%	11.9%	15.2%	11.9%

Return on MetLife, Inc.'s:
Common stockholders' equity	8.6%	12.0%	6.0%	7.1%	4.7%	9.4%	7.5%
Common stockholders' equity, excluding AOCI other than FCTA	10.7%	15.2%	7.4%	8.4%	5.6%	11.3%	9.1%
Tangible common stockholders' equity (excludes AOCI other than FCTA) (3)	13.3%	18.7%	9.1%	10.3%	6.8%	14.3%	11.2%

Average common stockholders' equity	$69,386	$70,869	$69,519	$67,874	$67,160	$65,909	$68,674
Average common stockholders' equity, excluding AOCI other than FCTA	$55,834	$56,135	$56,433	$56,813	$56,567	$54,565	$56,412
Average tangible common stockholders' equity (excludes AOCI other than FCTA)	$45,191	$45,862	$46,322	$46,826	$46,703	$43,569	$46,346

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 of $13 million, $12 million, $12 million, $12 million and $12 million, respectively, and for the years ended December 31, 2014 and 2015 of $53 million and $48 million, respectively.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
AMERICAS
RETAIL
Life & Other	15.1%	9.0%	12.3%	8.1%	8.7%
Annuities	13.0%	14.4%	13.2%	10.9%	12.4%
GROUP, VOLUNTARY & WORKSITE BENEFITS	16.5%	14.2%	14.4%	14.8%	13.3%
CORPORATE BENEFIT FUNDING	19.6%	19.1%	21.0%	16.9%	14.8%
LATIN AMERICA	16.8%	15.1%	13.3%	20.2%	17.2%
AMERICAS	15.7%	14.1%	14.8%	12.9%	12.6%
ASIA	11.6%	11.4%	14.8%	11.7%	10.1%
EMEA	7.4%	8.4%	6.0%	7.9%	6.5%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
AMERICAS	17.9%	15.9%	16.6%	14.6%	14.2%
ASIA	20.1%	19.6%	25.4%	20.2%	17.4%
EMEA	14.2%	15.4%	11.2%	14.6%	12.2%

RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
AMERICAS
RETAIL
Life & Other	15.7%	12.6%	8.4%	9.5%	5.4%
Annuities	8.4%	15.8%	12.8%	4.7%	4.0%
GROUP, VOLUNTARY & WORKSITE BENEFITS	23.7%	20.9%	2.4%	24.0%	8.3%
CORPORATE BENEFIT FUNDING	25.4%	27.4%	15.9%	24.6%	12.0%
LATIN AMERICA	9.5%	13.2%	9.5%	8.5%	11.8%
AMERICAS	15.9%	18.0%	10.4%	13.3%	7.3%
ASIA	3.1%	12.1%	19.6%	22.9%	8.1%
EMEA	6.0%	7.8%	7.7%	9.8%	8.8%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
AMERICAS	18.1%	20.2%	11.7%	15.0%	8.3%
ASIA	5.4%	20.8%	33.7%	39.3%	14.0%
EMEA	11.7%	14.4%	14.2%	18.0%	16.3%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2014	2015	2014	2015
AMERICAS
RETAIL
Life & Other		$8,802	$9,006
Annuities		11,815	12,469
GROUP, VOLUNTARY & WORKSITE BENEFITS		5,758	6,420
CORPORATE BENEFIT FUNDING		7,350	7,729
LATIN AMERICA		3,625	3,480
AMERICAS		$37,350	$39,104	$33,009	$34,900
ASIA		$11,695	$11,509	$6,787	$6,708
EMEA		$3,481	$3,332	$1,888	$1,865

(3)          Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
AMERICAS	$9	$9	$8	$8	$8
ASIA	$1	$1	$1	$1	$1
EMEA	$3	$2	$2	$2	$3

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

RETAIL (1)	$3,409	$3,236	$3,262	$3,276	$3,376
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	4,213	4,418	4,401	4,393	4,337
CORPORATE BENEFIT FUNDING (1)	1,456	543	455	1,680	886
LATAM	869	891	985	914	1,015
ASIA	2,086	2,119	2,198	2,174	2,026
EMEA	608	599	639	608	625
CORPORATE & OTHER (1)	75	53	71	67	73
METLIFE TOTAL	$12,716	$11,859	$12,011	$13,112	$12,338

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

RETAIL (1)	$718	$653	$690	$523	$582
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	238	228	231	238	214
CORPORATE BENEFIT FUNDING (1)	360	369	406	326	286
LATAM	121	111	100	171	150
ASIA	318	317	415	339	290
EMEA	55	65	47	61	54
CORPORATE & OTHER (1)	(289)	(140)	(153)	(962)	(200)
METLIFE TOTAL	$1,521	$1,603	$1,736	$696	$1,376
(1) Amounts on a reported basis, as constant currency impact is not significant.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$861	$845	$856	$867	$869	$3,379	$3,437
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	44	41	42	39	34	169	156
Other revenues	6	5	6	5	6	19	22
Total operating revenues	911	891	904	911	909	3,567	3,615

Operating expenses
Policyholder benefits and claims and policyholder dividends	541	584	626	593	631	2,283	2,434
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(101)	(96)	(105)	(113)	(108)	(410)	(422)
Amortization of DAC and VOBA	105	101	101	104	106	404	412
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	230	220	232	240	231	917	923
Total operating expenses	775	809	854	824	860	3,194	3,347

Operating earnings before provision for income tax	136	82	50	87	49	373	268
Provision for income tax expense (benefit)	35	17	3	20	5	78	45
Operating earnings	101	65	47	67	44	295	223
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$101	$65	$47	$67	$44	$295	$223

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$101	$65	$47	$67	$44	$295	$223
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	-	6	(6)	(11)	7	(11)
Net derivative gains (losses)	(5)	(5)	7	-	(2)	(7)	-
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	2	(5)	3	3	-	3
Income (loss) from continuing operations, net of income tax	99	62	55	64	34	295	215
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	99	62	55	64	34	295	215
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	99	62	55	64	34	295	215
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$99	$62	$55	$64	$34	$295	$215

Total Operating Premiums, Fees and Other Revenues	$867	$850	$862	$872	$875	$3,398	$3,459

(1)   Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$454	$442	$444	$445	$442	$1,800	$1,773
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	24	22	23	20	18	92	83
Other revenues	4	3	4	3	3	14	13
Total operating revenues	482	467	471	468	463	1,906	1,869

Operating expenses
Policyholder benefits and claims and policyholder dividends	269	280	328	289	308	1,196	1,205
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(67)	(62)	(70)	(72)	(68)	(275)	(272)
Amortization of DAC and VOBA	70	67	68	68	68	274	271
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	120	111	121	121	119	483	472
Total operating expenses	392	396	447	406	427	1,678	1,676

Operating earnings before provision for income tax	90	71	24	62	36	228	193
Provision for income tax expense (benefit)	25	18	1	16	6	51	41
Operating earnings	65	53	23	46	30	177	152
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$65	$53	$23	$46	$30	$177	$152

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$65	$53	$23	$46	$30	$177	$152
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	-	4	(4)	(6)	4	(6)
Net derivative gains (losses)	(3)	(3)	4	-	(1)	(4)	-
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	1	(3)	2	2	-	2
Income (loss) from continuing operations, net of income tax	64	51	28	44	25	177	148
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	64	51	28	44	25	177	148
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	64	51	28	44	25	177	148
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$51	$28	$44	$25	$177	$148

Total Operating Premiums, Fees and Other Revenues	$458	$445	$448	$448	$445	$1,814	$1,786
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015

Operating revenues
Premiums	$407	$403	$412	$422	$427	$1,579	$1,664
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	20	19	19	19	16	77	73
Other revenues	2	2	2	2	3	5	9
Total operating revenues	429	424	433	443	446	1,661	1,746

Operating expenses
Policyholder benefits and claims and policyholder dividends	272	304	298	304	323	1,087	1,229
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(34)	(34)	(35)	(41)	(40)	(135)	(150)
Amortization of DAC and VOBA	35	34	33	36	38	130	141
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	110	109	111	119	112	434	451
Total operating expenses	383	413	407	418	433	1,516	1,671

Operating earnings before provision for income tax	46	11	26	25	13	145	75
Provision for income tax expense (benefit)	10	(1)	2	4	(1)	27	4
Operating earnings	36	12	24	21	14	118	71
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$36	$12	$24	$21	$14	$118	$71

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$36	$12	$24	$21	$14	$118	$71
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	-	2	(2)	(5)	3	(5)
Net derivative gains (losses)	(2)	(2)	3	-	(1)	(3)	-
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	1	(2)	1	1	-	1
Income (loss) from continuing operations, net of income tax	35	11	27	20	9	118	67
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	35	11	27	20	9	118	67
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	35	11	27	20	9	118	67
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$35	$11	$27	$20	$9	$118	$67

Total Operating Premiums, Fees and Other Revenues	$409	$405	$414	$424	$430	$1,584	$1,673
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	GAAP revenues
(ii)	operating expenses	(ii)	GAAP expenses
(iii)	operating earnings	(iii)	income (loss) from continuing operations, net of income tax
(iv)	operating earnings available to common shareholders	(iv)	net income (loss) available to MetLife, Inc.’s common shareholders
(v)	operating earnings available to common shareholders per diluted common share	(v)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(vi)	investment portfolio gains (losses)	(vi)	net investment gains (losses)
(vii)	derivative gains (losses)	(vii)	net derivative gains (losses)
(viii)	MetLife, Inc.’s tangible common stockholders’ equity	(viii)	MetLife, Inc.’s stockholders’ equity
(ix)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(ix)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED) The following additional information is relevant to an understanding of our performance results:
•

MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•

MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•

Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.
•

Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

•

Statistical sales information for Retail - Life sales are calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of statutory premiums direct and assumed, excluding company sponsored internal exchanges. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•

Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•

All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements